UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2019
______________________________
KBR, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33146	20-4536774
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

601 Jefferson Street
Suite 3400
Houston, Texas  77002
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (713) 753-3011
______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

The final results of voting on each of the matters submitted to a vote of security holders during the Company’s Annual Meeting of Stockholders held on May 15, 2019, are as follows:

Proposal	For	Against	Abstentions	Broker non-votes
1. Election of Directors:
Mark E. Baldwin	123,087,808	190,745	74,916	10,129,699
James R. Blackwell	122,873,921	404,321	75,227	10,129,699
Stuart J. B. Bradie	123,079,819	198,437	75,213	10,129,699
General Lester L. Lyles	122,350,240	927,807	75,422	10,129,699
Lt. General Wendy M. Masiello	123,082,084	196,682	74,703	10,129,699
Jack B. Moore	122,542,968	735,073	75,428	10,129,699
Ann D. Pickard	123,082,723	195,342	75,404	10,129,699
Umberto della Sala	122,857,958	418,739	76,772	10,129,699

Under the Company’s Bylaws, each of the directors was elected, having received a majority of the shares of common stock cast in person or represented by proxy at the Annual Meeting of Stockholders.

Proposal	For	Against	Abstentions	Broker non-votes
2. Advisory vote to approve the compensation of our Named Executive Officers as disclosed in the proxy statement.	75,596,845	47,658,824	97,800	10,129,699

Under the Company’s Bylaws, the advisory vote was in favor of approval of our executive compensation, having been approved by the vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting of Stockholders.

Proposal	For	Against	Abstentions	Broker non-votes
3. Ratification of KPMG LLP as independent registered public accounting firm for the Company for the year ending December 31, 2019.	132,398,341	1,036,815	48,012	N/A

Under the Company’s Bylaws, the selection of KPMG LLP was ratified, having been approved by the vote of holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting of Stockholders.

As of the record date, March 22, 2019, there were 141,448,558 shares of common stock outstanding and entitled to vote at the Annual Meeting of Stockholders.  On the meeting date, holders of 133,483,168 shares were present in person or by proxy.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBR, INC.

Date: May 20, 2019	By:	/s/ Adam M. Kramer
	Name: Title:	Adam M. Kramer Vice President, Public Law and Corporate Secretary